UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

THE RESERVE PETROLEUM COMPANY
(Name of Registrant as Specified in Its Charter)

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______________________________________________

THE RESERVE PETROLEUM COMPANY

______________________________________________

Notice of 2013

Annual Meeting
and
Proxy Statement

THE RESERVE PETROLEUM COMPANY
6801 Broadway Ext., Suite 300
Oklahoma City, Oklahoma  73116-9037

April 26, 2013

Dear Stockholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2013 Annual Meeting of Stockholders of The Reserve Petroleum Company on Thursday, May 30, 2013, at 3:00 p.m. local time, in Oklahoma City, Oklahoma. Information about the Annual Meeting is presented in the following pages.

The Annual Meeting will begin with a discussion and vote on the matters set forth in the accompanying Notice of 2013 Annual Meeting of Stockholders and Proxy Statement, followed by a discussion on any other business matters that are properly brought before the Annual Meeting.

Your vote is very important. We encourage you to read the Proxy Statement and vote your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the Annual Meeting by promptly completing, signing, dating and returning your Proxy Card in the enclosed envelope.

This Proxy Statement and the Company’s 2012 Annual Report on Form 10-K are also available on the website https://materials.proxyvote.com/761102 and on the Company’s website http://www.reserve-petro.com.

If you will need special assistance at the Annual Meeting because of a disability, please contact James L. Tyler, Corporate Secretary, at (405) 848-7551.

Thank you for your continued support of The Reserve Petroleum Company. We look forward to seeing you on May 30.

Sincerely,

/s/ Mason McLain

Mason McLain
Chairman of the Board

i

▪   To be voted on at the Annual Meeting

IMPORTANT VOTING INFORMATION

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”).

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary authority under NYSE rules to vote your shares for Proposal 2 (Ratification of the Selection of HoganTaylor LLP as the Company’s Independent Registered Public Accountants for 2013), even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on Proposals 1 (Election of Directors), 3 (Advisory Resolution to Approve Executive Compensation) or 4 (Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on those proposals. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

ii

THE RESERVE PETROLEUM COMPANY
6801 Broadway Ext., Suite 300
Oklahoma City, Oklahoma  73116-9037

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

To The Stockholders:

The 2013 Annual Meeting of Stockholders of The Reserve Petroleum Company (the “Company”) will be held on Thursday, May 30, 2013, at 3:00 p.m. local time, at the offices of the Company at 6801 Broadway Ext., Suite 300, Oklahoma City, Oklahoma. The Stockholders will vote on the following matters:

1.	Election of nine Directors for a one-year term,

2.	Ratification of the Selection of HoganTaylor LLP as the Company’s Independent Registered Public Accountants for 2013,

3.	Advisory Resolution to Approve Executive Compensation,

4.	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation, and

5.	Such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 22, 2013, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

STOCKHOLDERS ARE URGED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE. It is desirable that as many stockholders as possible be represented at the Annual Meeting. Consequently, whether or not you now plan to attend in person, please vote, sign, date and return the enclosed Proxy Card. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your Proxy Card.

By Order of the Board of Directors,

/s/ James L. Tyler

James L. Tyler Corporate Secretary

iii

PROXY STATEMENT

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of The Reserve Petroleum Company (the “Company”, “we”, “our” or “us”) for the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the principal executive offices of the Company, 6801 Broadway Ext., Suite 300, Oklahoma City, Oklahoma 73116-9037, on Thursday, May 30, 2013, at 3:00 p.m. local time, or any adjournment thereof. This Proxy Statement and Proxy Card are first being sent to the stockholders on or about April 26, 2013. The proxy will be voted at the Annual Meeting if the signer of the Proxy Card was a stockholder of record on April 22, 2013 (the “Record Date”).

SOLICITATION OF PROXIES

The Company will bear the costs of solicitation, which are estimated to be $38,250, of which approximately $24,750 has been spent to date. Solicitation of proxies may be made by Broadridge, personal interview, mail or telephone by Directors, officers, and regular employees of the Company. Copies of proxy material and of the Company’s 2012 Annual Report on Form 10-K may also be supplied to holders of record, as well as to brokers, dealers, banks and voting trustees or their nominees, for the purpose of soliciting proxies from the beneficial owners, and the Company will reimburse those holders for their reasonable forwarding expenses.

VOTING RIGHTS AND OUTSTANDING SHARES

Voting rights are vested exclusively in the holders of the Company’s common stock, par value $0.50 per share, with each share entitled to one (1) vote on each matter coming before the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, there were 160,698.64 shares of common stock of the Company outstanding and entitled to be voted.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote is necessary to constitute a quorum at the Annual Meeting. The shares represented by any and all proxies received by the Company will be counted towards a quorum, notwithstanding that any such proxies contain thereon an abstention or a broker non-vote. Notwithstanding the Record Date, the Company’s stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of the stockholders of record on the Record Date.

All votes will be tabulated by the Inspector of Election appointed for the Annual Meeting, who will separately tabulate votes for, votes against, abstentions, votes with respect to the frequency of future advisory votes on executive compensation, and broker non-votes. Except for Proposal 4 (Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation), which requires a plurality vote, the approval of each proposal described in this Proxy Statement requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote, provided a quorum is present. Proxies specifying “withheld authority to vote” or “abstain” will not be counted as votes cast, but will have the same effect as a vote “against” a proposal, while a broker non-vote will have no effect.

If sufficient shares are not present to provide a quorum on May 30th, the Annual Meeting, after the lapse of at least half an hour, will be adjourned by those present or represented and entitled to vote. Those stockholders entitled to receive notice of and to vote at the Annual Meeting will be sent written notice of an adjournment meeting to be held with a quorum of those present in person or by proxy at such meeting. Under the Restated Bylaws of the Company, any number of stockholders, in person or by proxy, will constitute a quorum at the adjournment meeting.

A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours at the offices of the Company for a period of ten (10) days preceding the Annual Meeting and at the Annual Meeting for purposes relating to the Annual Meeting.

You can ensure that your shares are voted at the Annual Meeting by submitting your instructions by completing, signing, dating and returning the enclosed Proxy Card in the envelope provided. Submitting your instructions by Proxy Card will not affect your right to attend the Annual Meeting and vote. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy or by notifying James L. Tyler, the Inspector of Election, in writing of such revocation.

A stockholder of record on the Record Date may vote in one of the following ways:

•	by the Internet @ www.proxyvote.com; or
•	by telephone @ 1-800-690-6903; or
•	by completing and mailing the Proxy Card; or
•	by written ballot at the Annual Meeting.

If you vote by the Internet, by telephone, or by mail, your vote must be received by 11:59 p.m. Eastern Time on Wednesday, May 29, 2013, the day before the Annual Meeting.

Your shares will be voted as you indicate on your Proxy Card. If you return your Proxy Card, but you do not indicate your voting preferences, the proxies will vote your shares FOR Proposals 1 (Election of Directors), 2 (Ratification of the Selection of HoganTaylor LLP as Independent Registered Public Accountants for 2013) and 3 (Advisory Resolution to Approve Executive Compensation), for once every THREE years with respect to Proposal 4 (Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation), and in their discretion for such other matters as may come before the Annual Meeting.

If your shares are held in a brokerage account in your broker’s name (this is called street name), you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee. Your shares should be voted by your broker or nominee as you have directed.

If your shares are held in street name, and you wish to have your shares voted FOR Proposals 1 (Election of Directors), 3 (Advisory Resolution to Approve Executive Compensation) and 4 (Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation), you must either (i) instruct the record holder how to vote your shares; or (ii) bring a brokerage statement or other proof of ownership of the Company’s stock as of the Record Date with you to the Annual Meeting.

We will pass out written ballots to anyone who wants to vote at the Annual Meeting.

For additional information concerning the manner of proxy solicitation and voting, please see “Additional Information” beginning on page 14 of this Proxy Statement.

PROPOSAL 1 – ELECTION OF DIRECTORS

INFORMATION RELATING TO DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

Directors and Director Nominees

The Company elects all Directors of the Board each year. Because we are a very small company with only eight employees, we try to keep the process of operating the Company as uncomplicated as possible. At the same time, we make every effort to comply with all of the Securities and Exchange Commission (“SEC”) rules and regulations required of all public companies that are smaller reporting companies, as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”). We have been in business since 1932 and try to operate the Company today using the same principles as when the Company was formed. Our operations have progressed as technology has advanced. As indicated later in the Director Compensation section of this Proxy Statement, the Company’s Directors’ fees are nominal, and we have no stock incentive based compensation for the Directors, executive officers or employees. Accordingly, all existing Directors are re-nominated each year, unless they elect not to serve.

The least senior member of the Board has served twelve years and has agreed to be nominated for a thirteenth year. The Company has neither nominated nor elected any Director who was not currently serving on the Board since the Company’s Statement of Governance Principles and Charter of the Nominating Committee were adopted by the Board in 2004. The Statement of Governance Principles was amended as of March 29, 2011. At the time these documents were adopted or amended, as the case may be, all members of the Board met the qualifications set out in those documents and continue to do so.

Each non-employee Director was originally nominated to serve on the Board based on his individual business background. Our current Directors and nominees have a wide variety of business experience including some with petroleum industry experience and some without any petroleum industry experience. Some nominees have large corporate background work experience and some have experience working in or managing smaller companies or their own company. Because of the Company’s practice of re-nominating the current Directors, the primary qualification that led to each nominee being chosen to serve as a director for the coming year is their prior service and experience as a Director.

In light of the Company’s business and structure, the diversity of the Board is limited to the variety of business experience and backgrounds of the current Director nominees.

The nine persons named below are nominees for election as Directors of the Company to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. If any nominee is unable to serve, which the Company has no reason to expect, the persons named in the accompanying Proxy Card intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee.

Each nominee is currently a Director and each has served continuously as a Director since the date of his first election or appointment to the Board. The Board has determined that the following Directors are independent, as independence is defined in Rule 5605(a)(2) of the NASDAQ listing standards: Jerry Crow, Marvin E. Harris, William M. (Bill) Smith and Doug Fuller.

The Board recommends a vote FOR each nominee for Director set forth below.

The following information and the information set forth in “Executive Officers” pertains to each person’s (i) age as of April 22, 2013; (ii) principal occupations for at least the past five years; and (iii) directorships in other public and private companies at any time during the past five years.

			Position Held
		Position/Office Held	Continuously
Name	Age	with Company	Since
Mason McLain 1	86	Chairman	May 3, 1955
Robert T. McLain 1	83	None	May 2, 1972
Robert L. Savage	65	None	May 6, 1975
Jerry L. Crow 1	76	None	May 4, 1982
Marvin E. Harris, Jr.	61	None	May 7, 1991
William M. (Bill) Smith	54	None	May 5, 1998
Doug Fuller	55	None	May 2, 2000
Cameron R. McLain	54	Chief Executive Officer/	May 9, 1982
		President/Exploration Manager
Kyle McLain	58	Executive Vice President/ Production Manager	May 12, 1984
1 Member of Executive Committee

Executive Officers

The following persons are the executive officers of the Company:

			Position Held
		Position/Office Held	Continuously
Name	Age	with Company	Since
Mason McLain	86	Chairman	May 19, 2009
Cameron R. McLain	54	CEO/President	May 19, 2009
Kyle McLain	58	Executive Vice President	May 20, 2008
James L. Tyler	65	2nd Vice President,	January 1, 2004
		Secretary/Treasurer

1 As Chairman, Mason McLain is considered an executive officer of the Company.

Mason McLain, Director and Chairman, and Robert T. McLain, Director, are brothers. Cameron R. McLain, Director, CEO and President, and Kyle McLain, Director and Executive Vice President, are sons of Mason McLain.

Mason McLain, currently serving as Chairman, served as Chief Executive Officer (“CEO”) from May 6, 1969 until May 19, 2009, when he relinquished that title. He had previously served as President from 1969 to 2008, 1st Vice President from 1966 to 1969, and 2nd Vice President from 1958 to 1966. Mr. McLain devotes substantially all of his time to the affairs of the Company, although he is permitted to and does devote part of his time and efforts to the activities of affiliated organizations. Those organizations are Mesquite Minerals, Inc. (formerly Royalty Pooling Company), Mid-American Oil Company, Lochbuie Holding Company and Lochbuie Limited Partnership, all of which are engaged in varying aspects of the oil and gas industry. Mr. McLain holds a Bachelors degree in Petroleum Engineering from the University of Oklahoma. He is also a director of Webber Investment Company, Mid-American Oil Company, Mesquite Minerals, Inc. and Lochbuie Holding Company.

Cameron R. McLain was elected Chief Executive Officer on May 19, 2009, and President of the Company on May 20, 2008. He also serves as Exploration Manager and has served in that capacity continuously since his employment on May 9, 1982. Mr. McLain devotes substantially all of his time to Company affairs; however, he devotes a part of his time and efforts to the activities of affiliated organizations. He was previously employed from May 1980 to May 1982 as a Southern Oklahoma exploration geologist for Cities Service Oil and Gas Company. Mr. McLain has a Bachelor of Science degree in Geology from the University of Oklahoma and a Master of Business Administration degree from Oklahoma City University. He is also a director and officer of Mid-American Oil Company and Mesquite Minerals, Inc.

Kyle McLain was elected Executive Vice President on May 20, 2008. He also serves as Production Manager and has served in that capacity continuously since his employment on May 12, 1984. He devotes substantially all of his time to the affairs of the Company, although he spends a part of his time and efforts on the activities of affiliated organizations. Mr. McLain was previously employed as a reservoir engineer for Gulf Oil Corporation from May 1980 to May 1984. He has a Bachelor of Science degree in Petroleum Engineering from the University of Oklahoma. Mr. McLain is also a director and officer of Mid-American Oil Company and Mesquite Minerals, Inc.

Robert T. McLain served as 1st Vice President of the Company from May 4, 1976, until he retired May 20, 2008. Prior to that date, he was Secretary-Treasurer of the Company from 1972 to 1976. He is Chairman of the Board of the Mull Corporation. Mr. McLain had previously served as Chairman and Chief Executive Officer of Bunte¢ Candies, Inc. from 1972 to 1991. He holds a Bachelor of Science degree in Business Administration and a Doctor of Laws degree from the University of Oklahoma. Mr. McLain is also a director of Mid-American Oil Company, Mesquite Minerals, Inc. and Lochbuie Holding Company.

Robert L. Savage is President of Leonard Securities, Inc., a FINRA Broker Dealer, which he formed in 1997. He is also President of Leonard Agency, Inc. and Leonard Investment Advisors, Inc. Mr. Savage was previously employed as an Account Executive with Reynolds Securities and subsequently Dean Witter Reynolds from 1975 to 1989. He was Vice President with Park Avenue Securities, Inc. from January 1989 to May 1994 and Century Investment Group, Inc. from May 1994 to September 1997. He has a Bachelors degree in Business Administration from Trinity University, San Antonio, Texas, and a Master of Business Administration degree from Southern Methodist University, Dallas, Texas.

Jerry L. Crow was employed by the Company from April 1976 until he retired in December 2003. He served as Secretary-Treasurer and 2nd Vice President during his employment. Mr. Crow holds a Bachelors and Masters degree in Business Administration from West Texas A&M University, and is a Certified Public Accountant in both Texas and Oklahoma. He is also a director of Mid-American Oil Company and Mesquite Minerals, Inc.

Marvin E. Harris, Jr. is a Principal Analyst with Southwest Research Institute. He was formerly President of Tetron Software, a computer software company, which he formed on January 3, 1994. Until that date, he had been employed as President of RDS Services, Inc., a computer software company, since April 15, 1991. He was previously employed by Intel Corporation from 1984 until 1991. Mr. Harris holds a Bachelor of Science degree from the University of Alabama, a Master of Science degree from the University of Alabama in Birmingham, and a Master of Business Administration degree from Southern Methodist University.

William M. (Bill) Smith is the owner of W.M. Smith Energy, LLC, a geological consulting company, which he formed January 1, 2008. Prior to that date, he had served as Manager of Geology at Bracken Operating, LLC since 1994 and was also part owner. Mr. Smith joined Bracken Exploration Co. as an Exploration Geologist in 1981 and became Vice President of Geology until 1986. In 1986, he assisted in forming Bracken Energy Company, for whom he was an employee and part owner. Mr. Smith earned a Bachelor of Science degree in Geology from the University of Oklahoma in 1980 and was employed by Samedan Oil Corporation from 1980 through 1981.

Doug Fuller is the President and Chief Executive Officer of Quail Creek Bank where he has been employed since April 20, 2009. He was previously employed as Membership Director with Leadership Oklahoma from May 2007 until April 2009. Before that, Mr. Fuller had been in banking since 1980 and was an executive officer with Bank of Oklahoma from 1992 until 2007. He has a Bachelor of Business Administration degree in Finance from the University of Oklahoma and a Masters of Business Administration degree from Oklahoma City University. Mr. Fuller is also a director of Quail Creek Bank.

James L. Tyler was employed by the Company on August 1, 2003, and was elected 2nd Vice President and Secretary-Treasurer, effective January 1, 2004, to replace Jerry L. Crow. Mr. Tyler devotes substantially all of his time to the affairs of the Company, although he devotes a part of his time and efforts to the activities of affiliated organizations. Mr. Tyler was previously employed as Vice-President Controller for Grace Petroleum Corporation from May 1979 to May 1994 and Controller for MCNIC Oil & Gas, Inc. from June 1994 to April 1999. From May 1999 until March 2003, he was employed as Controller for Express Ranches and Accounting Manager for Bison Drilling Company. Mr. Tyler holds a Bachelor of Science degree in Accounting from the University of Central Oklahoma, Edmond, Oklahoma, and is a Certified Public Accountant in Oklahoma.

Involvement in Certain Legal Proceedings

On August 16, 2005, Robert L. Savage executed NASD Letter of Acceptance, Waiver and Consent No. E052004004203 (the “AWC”) for the purpose of settling alleged violations of NASD Conduct Rules by Mr. Savage and by Leonard Securities, Inc. (“Leonard Securities”), of which he is President. Without admitting or denying the allegations or findings, Mr. Savage and Leonard Securities accepted and consented to the entry of the following findings by the NASD: (i) that during the period on or about April 11, 2002, through on or about January 9, 2003, Leonard Securities, acting through its president, Mr. Savage, failed to establish, maintain and enforce a system of supervision reasonably designed to ensure compliance with NASD Conduct Rule 2310; (ii) that Leonard Securities had no system, other than review of daily order tickets and monthly customer statements, designed to detect mutual fund switching and short-trading of mutual funds; (iii) that reviews of daily order tickets were inadequate because mutual fund sale and purchase transactions were often entered on different days; (iv) that reviews of monthly customer statements were inadequate because the statements did not disclose commission charges or the mutual fund purchase date; and (v) that such acts, practices and conduct constitute separate and distinct violations of NASD Conduct Rules 3010(a) and 2110 by Leonard Securities and Mr. Savage. The NASD imposed the following sanctions: (a) a monetary fine in the amount of $10,000 was assessed against Mr. Savage and Leonard Securities, jointly and severally; (b) a 10 business-day suspension of Mr. Savage from association with any NASD member in any principal capacity was imposed; and (c) Leonard Securities and Mr. Savage, jointly and severally, were required to pay restitution in the total amount of $14,259.00, which represented the excess commissions paid by the customers of Leonard Securities in the purchase of mutual funds, plus accrued interest. Mr. Savage and Leonard Securities have fully complied with the terms and conditions of the AWC. As set forth in the AWC, Mr. Savage has not previously been the subject of a formal disciplinary action by any regulatory body.

Certain Relationships and Related Transactions

The Company is affiliated by common management and ownership with Mesquite Minerals, Inc. (“Mesquite”), Mid-American Oil Company (“Mid-American”), Lochbuie Limited Partnership (“LLTD”) and Lochbuie Holding Company (“LHC”). The Company also owns interests in certain producing and non-producing oil and gas properties as tenants in common with Mesquite, Mid-American and LLTD. Mason McLain, a Director and former CEO of the Company, is a director of Mesquite and Mid-American. Jerry Crow and Robert T. McLain, Directors of the Company, are directors of Mesquite and Mid-American. Kyle McLain and Cameron R. McLain are sons of Mason McLain, who owns more than 5% of the Company, and are Directors and officers of the Company. Both are directors and officers of Mesquite and Mid-American. Mason McLain and Robert T. McLain, who are brothers, each own an approximate 32% limited partner interest in LLTD and a 33.33% ownership in LHC. Mason McLain is president of LHC, the general partner of LLTD. Robert T. McLain is not an employee of any of the above entities and devotes only a small amount of time conducting their business.

The above named officers and Directors, as a group, beneficially own approximately 28% of the common stock of the Company, approximately 33% of the common stock of Mesquite and approximately 19% of the common stock of Mid-American. Each of these three corporations has only one class of stock outstanding. Note 12 to the Company’s Financial Statements contained in Item 8, “Financial Statements and Supplementary Data” of the Company’s Form 10-K for the fiscal year ended December 31, 2012, includes additional disclosures regarding these relationships. See “Additional Information.”

Robert L. Savage, a Director, is also the President of Leonard Securities, Inc. (“LSI”). LSI manages the Company’s portfolio of “Trading Securities,” and this asset was listed in the Company’s December 31, 2012, balance sheet at $389,335, which represents the year-end market price of the securities in the portfolio. The $389,335 represents securities with a cost of $457,920, less a market adjustment of ($68,585). LSI earned $7,471 in broker commissions and fees on the securities bought and sold in 2012. Realized gains (net of losses) on the securities sold totaled $13,831 in 2012.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding the only persons known by the Company to be beneficial owners of more than 5% of the Company’s common stock as of April 22, 2013:

Name and Address	Amount & Nature	Percent
of	of Beneficial	of
Beneficial Owner	Ownership	Class 3

Mason McLain 1,2	11,092 4	6.90
6801 Broadway Ext., Suite 300
Oklahoma City, OK 73116-9037

Robert T. McLain 1,2	12,149 5	7.56
7201 N. Classen Blvd., Suite 103
Oklahoma City, OK 73116-7123

Norma Moe 1,2	11,949 6	7.44
13505 N. Richland Rd.
Piedmont, OK 73078-9461

Cameron R. McLain	8,411	5.23
805 Gleneagles Dr.
Edmond, OK 73013-1807

Kyle McLain	8,411	5.23
2301 Steeplechase Rd.
Edmond, OK 73034-5893

__________________________________
1	Mason McLain, Robert T. McLain and Norma Moe are siblings.
2	Lochbuie Holding Company (“LHC”) is an “S” Corporation and owns 2,352 shares of common stock. Each sibling owns one-third of LHC.

3	Calculations of percent of class are based on the number of shares of common stock outstanding as of April 22, 2013, excluding shares held by or for the Company.

4	10,308 owned directly; 784 shares owned indirectly by LHC.

5	8,032 owned directly; 3,333 owned by wife; 784 shares owned indirectly by LHC.

6	11,165 owned directly; 784 shares owned indirectly by LHC.

Security Ownership of Management

The following table provides information regarding the beneficial ownership of the Company’s common stock by each Named Executive Officer listed in the 2012 Summary Compensation Table on page 10 and each of our Directors, as well as the number of shares beneficially owned by all of our Directors and executive officers as a group as of April 22, 2013. As of April 22, 2013, there were 160,698.64 shares of our common stock outstanding. Unless otherwise indicated by footnote, individuals have sole voting and investment power.

	Title of	Amount & Nature of			Percent
Name	Class	Beneficial Ownership			of Class
Mason McLain	Common	11,092	1		6.90
Robert T. McLain	Common	12,149	2		7.56
Robert L. Savage	Common	1,269		Owned Directly	0.79
Jerry L. Crow	Common	5,379		Owned Directly	3.35
Cameron R. McLain	Common	8,411		Owned Directly	5.23
Kyle McLain	Common	8,411		Owned Directly	5.23
James L. Tyler	Common	---			---

All Directors and Executive Officers		46,711			29.06
as a Group (10 persons)

_________________________________________
1 10,308 owned directly; 784 shares owned indirectly by LHC.
2 8,032 owned directly; 3,333 owned by wife; 784 shares owned indirectly by LHC

INFORMATION RELATING TO THE BOARD OF DIRECTORS AND COMMITTEES

Board Leadership Structure

The Company chose to separate the Chief Executive Officer and Board Chairman positions in May 2009. This was done at the request of Mason McLain, the Chairman and Chief Executive Officer at that time. Effective March 1, 2013, Mr. McLain elected to become a part-time officer and employee. He now plans to step down as Chairman of the Board of Directors at the May 30, 2013 meeting and the Board will elect a new Chairman at that time. He will remain a Director of the Company. His decision was primarily due to his age and health.

Board of Directors Role in Risk Oversight

Due to the relatively small size of the Company and the limited number of Board meetings held annually, the Board has delegated its risk oversight function to the Company’s executive officers. Three of the four executive officers are also Directors. The non-employee Directors feel that since these officers supervise the day-to-day risk management of the Company, they are best equipped and the most logical choice for the risk oversight function. In addition, these officers have the overall responsibility to assess and manage the Company’s exposure to all risks, including credit, liquidity and operational risks.

Meetings

The Board held three meetings during the Company’s fiscal year ended December 31, 2012. All Directors were present at all meetings. It is the Board’s policy that Directors should attend the Company’s Annual Meeting of Stockholders. Last year, all Directors attended the Annual Meeting of Stockholders.

Committees

In General. The Company does not have standing audit and compensation committees of the Board or committees performing similar functions. The Company is a small business issuer whose securities are not quoted on NASDAQ or listed on any exchange. The Company’s stock is traded by private transactions or over the counter. Over the counter bid information is quoted in the OTCQB Quotation Service in the OTC Market Report, and in the OTC Bulletin Board under the symbol “RSRV.”

Audit Committee. The Company does not have a separately-designated standing Audit Committee. The entire Board acts as the Company’s Audit Committee. The Board has determined that Mr. Crow is an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K.

Nominating Committee. The Board adopted the Company’s Statement of Governance Principles and Charter of the Nominating Committee in 2004. Minimum qualifications for Director Nominees are detailed in the Statement of Governance Principles, along with procedures for stockholders to recommend Director Candidates for consideration by the Nominating Committee. The Statement of Governance Principles was amended as of March 29, 2011 to comply with the 2010 enhanced SEC director and nominee disclosure requirements and is attached as Appendix A to the Company’s 2011 Proxy Statement as filed with the SEC on March 31, 2011. The Charter of the Nominating Committee is attached as Appendix B to the Company’s 2011 Proxy Statement as filed with the SEC on March 31, 2011. They can be viewed at the SEC’s website.

The Board has designated a Nominating Committee, which consists of Mason McLain, Doug Fuller and Bill Smith. Both, Mr. Fuller and Mr. Smith, are “independent” as defined in Rule 5605(a)(2) of the NASDAQ listing standards. The Nominating Committee makes recommendations to the Board regarding individuals for nomination as Director and, in addition, may consider other matters relating to corporate governance. The Nominating Committee met once in March 2013 and recommended that the current Directors be nominated to serve another one-year term on the Board.

The Nominating Committee evaluates qualified nominees for Director using the same process regardless of whether the nominee is recommended by an officer, Director or stockholder.

Director Compensation

All Directors, whether employees or not, are compensated on a per meeting basis, but only for those Board meetings attended. The amount of compensation is set by a vote of the Directors at each Board meeting. In the year ended December 31, 2012, Directors were compensated in the amount of $1,500 for attending each of the March, May and November meetings. All committee meetings are held just prior to the Board meetings or by telephone conference. Directors receive no additional compensation for committee meetings.

The Company provides no stock or stock option awards compensation, non-equity incentive compensation or deferred compensation to any of our Directors.

The following table provides information relating to total compensation amounts paid to Directors during 2012:

2012 Director Compensation Table

Name	Fees 1	Total
Each Director 2	$4,500	$4,500

_______________________________
1	Amounts represent fees for attending Board meetings during the year as follows: $1,500 per meeting for the March, May and November meetings.
2	Mason McLain, Robert T. McLain, Cameron R. McLain, Kyle McLain, Marvin E. Harris, Robert Savage, Jerry Crow, William M. (Bill) Smith and Doug Fuller.

EXECUTIVE COMPENSATION

Overview

As indicated earlier, the Company does not have a standing compensation committee of the Board or a committee performing a similar function. We are a smaller reporting company whose securities are not quoted on NASDAQ or listed on any exchange. The Company has a total of only eight employees, four of whom are classified as executive officers. Non-employee Directors’ compensation was discussed in the previous section.

Compensation Philosophy and Objectives

Because we are so small, our compensation philosophy and objectives are to provide compensation that is fair and reasonable for all employees at a competitive level that will allow us to attract and retain qualified personnel necessary to operate the Company at the most efficient level possible. At the same time, we strive to comply with all the operational and financial rules and regulations required of any public company, and specifically, those relating to the oil and gas exploration and production (“E&P”) industry. In addition, we try to maintain compensation at a level that is competitive with other companies in this industry. Our philosophy and objectives for compensation of executive officers are no different from the other employees.

Compensation levels for all employees, including executive officers, are reviewed annually in early November by our Chairman, our Chief Executive Officer and our Executive Vice President. This review process includes reviews of salary and wage surveys, primarily for the oil and gas E&P industry, and informal performance evaluations provided by supervisors. Compensation levels for the next fiscal year are determined during this review process, and presented to the entire Board for approval at its meeting on the third Tuesday in November each year. Compensation consultants are not utilized in the compensation review process and no fees are paid to anyone relative to this process. The Board and management do not believe that there are any risks arising from the Company’s compensation policies and practices for the Company’s employees, including non-executive officers, that are reasonably likely to have a material adverse effect on the Company.

Elements of Compensation

Elements of our executive compensation and benefits package are as follows:

•	a base salary;

•	a bonus equal to one, two or three month’s base salary, paid in early December each year; and

•	Company-sponsored employee benefits, such as life and health insurance benefits and a qualified 401(k) savings plan.

These elements of compensation are no different than those provided to all of our employees.

The Company provides no incentive bonus compensation, stock or stock option awards compensation, non-equity incentive compensation or deferred compensation to the executive officers or to any of our other employees.

2012 Summary Compensation Table

The following table summarizes the compensation paid to our principal executive officer and our three most highly compensated executive officers other than our principal executive officer (collectively, our “Named Executive Officers”) during the fiscal years ended December 31, 2012 and 2011.

Name and				All Other
Principal Position	Year	Salary 1	Bonus	Compensation	Total
Cameron R. McLain	2012	$144,480	$12,040	$9,391 2	$165,911
CEO/President	2011	$132,300	$11,025	$8,600 2	$151,925

Kyle McLain	2012	$144,480	$12,040	$9,391 2	$165,911
Executive Vice President	2011	$132,300	$11,025	$8,600 2	$151,925

Mason McLain	2012	$100,800	$8,400	$6,552 2	$115,752
Chairman 4	2011	$97,020	$8,085	$6,306 2	$111,411

James L. Tyler	2012	$100,800	$8,400	$11,052 3	$120,252
Secretary/Treasurer	2011	$92,400	$7,700	$9,506 3	$109,606

__________________________________________
1	Includes amounts earned but deferred at the election of each officer pursuant to our 401(k) employee savings plan.

2	Amount reflects matching contributions made by the Company under our 401(k) employee savings plan

3	Includes advisory director fees of $4,500 paid in 2012 and $3,500 in 2011. The amount also includes matching contributions made by the Company under our 401(k) employee savings plan in the amounts of $6,552 and $6,006 for 2012 and 2011, respectively.

4	Mason McLain retired as our CEO on May 19, 2009, but is still considered an executive officer.

CODE OF ETHICS FOR SENIOR OFFICERS

The Company has adopted a Code of Ethics for Senior Officers (the “Code of Ethics”) that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions meeting the criteria set forth in Item 406 of SEC Regulation S-K. The Company will provide to any person, without charge, upon written request addressed to the Company’s Secretary, a copy of the Code of Ethics. This document can also be viewed at the SEC’s website as Exhibit 14 to the Company’s 2005 Form 10-KSB. See “Additional Information.”

INFORMATION REGARDING COMMUNICATIONS WITH AUDITORS

As required by SEC Regulation S-K, Item 407(d)(3)(i), the Board has:

1.	Reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2012, with management;

2.	Discussed with HoganTaylor LLP the matters that are required to be discussed by professional standards and by the SEC; and

3.
Received the written disclosures and the letter from HoganTaylor LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding HoganTaylor’s communications with the Board concerning independence and has discussed with HoganTaylor the independent accountant’s independence.

Based on the review and discussions referred to above, the Board approved the inclusion of the Company’s audited financial statements, for and as of the fiscal year ended December 31, 2012, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the SEC.

The Members of the Board are Mason McLain, Robert T. McLain, Robert L. Savage, Jerry L. Crow, Marvin E. Harris, Jr., William M. Smith, Doug Fuller, Cameron R. McLain and Kyle McLain.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires executive officers, directors and persons beneficially owning more than 10% of the Company’s stock to file initial reports of ownership and reports of changes in ownership with the SEC and with the Company. Based solely on a review of the Forms 3 and 4 and any amendments thereto furnished to the Company and written representations from the executive officers and Directors, the Company believes that all of these persons complied with their Section 16(a) filing obligations.

PROPOSAL 2 – RATIFICATION OF THE SELECTION OF HOGANTAYLOR LLP AS THE
COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2013

In General

While we retain the services of other accounting firms from time to time, HoganTaylor LLP is our principal accountant and served as our independent accountant for the years ended December 31, 2011 and 2012. They performed the quarterly reviews and year-end audits.

The executive officers recommended to the Board that it approve HoganTaylor LLP as the Company’s independent registered public accountants for 2013. The Board has approved the selection of HoganTaylor LLP. HoganTaylor LLP served in that capacity for the years ended December 31, 2011 and 2012, as discussed above.

Representatives of HoganTaylor LLP are not expected to be at the Annual Meeting. However, if questions arise which require their comments, arrangements have been made to solicit their response.

The aggregate fees billed by HoganTaylor in 2012 and 2011 for these various services were as follows:

Description of Professional Service	Amount Billed
	2012	2011
Audit Fees are fees for (i) the audit of our annual financial statements and the review of financial statements included in our quarterly reports on Form 10-Q, and (ii) for services that are provided by the independent registered public accountant in connection with statutory and regulatory filings.	$68,520	$65,194
Audit-Related Fees are fees reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”	---	$650
Tax Fees are fees for compliance, tax advice, and tax planning.	---	---
All Other Fees are fees for any service not included in the first three categories.	---	---

Your Board of Directors recommends a vote FOR the following proposal:

RESOLVED that the selection of HoganTaylor LLP, as the Company’s Independent Registered Public Accountants for 2013, is hereby ratified.

PROPOSAL 3 – ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

In General

Section 14A of the Securities Exchange Act of 1934 provides that not less frequently than once every 3 years we must provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers as disclosed in our Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is often referred to as a “Say-on-Pay” vote. Therefore, we are asking our stockholders to approve an advisory resolution on the Company’s executive compensation as reported in this Proxy Statement.

As described above in the “Executive Compensation” section of this Proxy Statement, we do not have a standing compensation committee of the Board or a committee performing a similar function and we only have eight employees, four of whom are classified as executive officers. Therefore, executive compensation decisions are made by our Board. Because we are so small, our compensation philosophy and objectives are as follows:

•
to provide compensation that is fair and reasonable for all employees at a competitive level that will allow us to attract and retain qualified personnel necessary to operate the Company at the most efficient level possible, and

•	to maintain compensation at a level that is competitive with other companies in the oil and gas exploration and production industry.

Our philosophy and objectives for compensation of executive officers are no different from our other employees. We provide no incentive bonus compensation, stock or stock option awards, non-equity incentive compensation or deferred compensation to our executive officers or any of our other employees.

We urge our shareholders to read the “Executive Compensation” section beginning on page 9 of this Proxy Statement, which describes in greater detail our executive compensation policies and procedures, as well as the 2012 Summary Compensation Table on page 10, which provides detailed information on the compensation of our Named Executive Officers. The Board believes that the policies and procedures set forth in “Executive Compensation” are effective in achieving our goals and that the compensation of our Named Executive Officers reported in this Proxy Statement has contributed to the Company’s recent and long-term success.

2012 Overview

The Company’s strategy for 2012 was to build on its 2011 achievements and to further develop its oil and natural gas properties. Reflecting the successful implementation of its business strategy, the following financial and operational results were achieved:

•	Net cash flows provided by operating activities in 2012 were $10,454,012, which, when compared to the $8,194,133 provided in 2011, represents a net increase of $2,259,879 or 28%.

•	Cash received from oil and gas sales in 2012 was $13,005,197, which, when compared to the $12,112,905 provided in 2011, represents a net increase of $892,292 or 7%.

•	The Company paid dividends on its common stock in the amount of $20.00 per share in 2012 versus $10.00 per share in 2011.

•	Operating revenues increased $2,171,416 (17%) to $15,134,381 in 2012 from $12,962,965 in 2011.

•	The Company operated throughout the year as a financially sound company.

•
For the year ended December 31, 2012, the Company participated in the drilling of 28 gross exploratory wells and 33 gross development wells with working interests ranging from a high of 18% to a low of 2.2%. Of the 28 exploratory wells, 14 were completed as producing wells, 9 as dry holes and 5 were in progress. Of the 33 development wells, 25 were completed as producing wells and 8 were in progress.

•	Proved Develop Reserves of oil and natural gas liquids (Bbls) increased 23% from 370,322 at December 31, 2011 to 454,951 at December 31, 2012.

•	Proved Develop Reserves of natural gas (MCF) increased 40% from 2,588,974 at December 31, 2011 to 3,634,480 at December 31, 2012.

Non-Binding Nature of Vote

This stockholder vote on executive compensation is advisory and non-binding on the Board or the Company in any way. Although non-binding, the Board will consider the results of the most recent stockholder advisory vote on executive compensation in determining compensation policies and decisions concerning Named Executive Officers.

Required Vote; Broker Discretionary Voting Not Permitted

The affirmative vote of a majority of the shares presented or represented and entitled to vote either in person or by proxy is required to approve this advisory resolution. Broker discretionary voting of uninstructed shares is not permitted for a stockholder vote on executive compensation.

Approval of Compensation Paid to the Company’s Named Executive Officers

As required by Section 14A of the Exchange Act, we are asking stockholders to vote on the following advisory resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Executive Compensation discussion and the Summary Compensation Table, is hereby APPROVED.

Recommendation of the Board

Your Board of Directors recommends a vote “FOR” the advisory resolution.

PROPOSAL 4 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

In General

Section 14A of the Securities Exchange Act of 1934 also provides that not less frequently than once every 6 years we must provide our stockholders with the opportunity to vote, on a nonbinding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our Named Executive Officers as disclosed in accordance with the compensation disclosure rules of the SEC. This vote is often referred to as a “Frequency of Say-on-Pay” vote. By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future say-on-pay votes once every one, two, or three years.

After careful consideration, the Board recommends that future advisory votes on executive compensation occur every three years. We believe that a triennial advisory vote on executive compensation reflects the appropriate time frame to enable the Board to evaluate the results of the most recent advisory vote on executive compensation, to discuss the implications of that vote with stockholders to the extent needed, to develop and implement any adjustments to our executive compensation programs that may be appropriate in light of a past advisory vote on executive compensation, and for stockholders to see and evaluate any such adjustments to our executive compensation program. In this regard, because the advisory vote on executive compensation occurs after we already have implemented our executive compensation program for the current year, we expect that in many cases it may not be appropriate or feasible to fully address and respond to any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

The Board is aware of and took into account views that some have expressed in support of conducting an annual advisory vote on executive compensation. We are aware that some stockholders of public companies believe that annual advisory votes will enhance or reinforce accountability.  In our view, the fact that all our Directors stand for election annually provides appropriate assurances of Board accountability. Also, although we currently believe that holding an advisory vote on executive compensation every three years will reflect the right balance of considerations in the normal course, we will periodically reassess that view and can provide for an advisory vote on executive compensation on a more frequent basis if changes in our compensation program or other circumstances suggest that such a vote would be appropriate.

We understand that our stockholders may have different views as to what is an appropriate frequency for advisory votes on executive compensation, and we will carefully review the voting results on this proposal. Stockholders will be able to specify one of four choices for this proposal on the Proxy Card: one year, two years, three years, or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation.

Non-Binding Nature of Vote

This stockholders vote on the frequency of future advisory votes on executive compensation is advisory and not binding on the Board or the Company in any way. Notwithstanding the Board’s recommendation and the outcome of the stockholders vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as the adoption of material changes to our executive compensation program.

Required Vote; Broker Discretionary Voting Not Permitted

By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future say-on-pay votes once every one, two, or three years. A plurality of the shares presented or represented and entitled to vote either in person or by proxy is required to determine the outcome of this non-binding proposal. Broker discretionary voting of uninstructed shares is not permitted for a stockholder vote on the frequency of future advisory votes on executive compensation.

Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

As required by Section 14A of the Exchange Act, we are asking stockholders to vote on the preferred frequency of future advisory votes on executive compensation by selecting the option of one year, two years, or three years (or abstain) in response to the following proposal at the Annual Meeting:

RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on executive compensation of the Company’s Named Executive Officers as set forth in the Company’s proxy statement should be every year, every two years or every three years.

Recommendation of the Board

Your Board of Directors recommends that you vote for the option of once every THREE years as the preferred frequency for future advisory votes on executive compensation.

ADDITIONAL INFORMATION

Communications between Stockholders and the Board

The Board has designated Mr. Harris to be the independent Director to receive communications from stockholders seeking to communicate directly with the Company’s independent Directors. Anyone who has a concern about the Company’s conduct, or about the Company’s accounting, internal accounting controls or auditing matters, may communicate that concern directly to the Company’s Secretary, James L. Tyler, at The Reserve Petroleum Company, 6801 Broadway Ext., Suite 300, Oklahoma City, Oklahoma 73116-9037. Those communications may be confidential or anonymous. All such concerns will be forwarded to Mr. Harris for review. The Board is committed to good governance practices.

Deadline for Stockholders for Inclusion in Next Year’s Proxy Statement

Stockholder proposals intended to be presented at the 2014 Annual Meeting of Stockholders, which is scheduled for May 29, 2014, and included in the Company’s proxy statement and form of proxy relating to that meeting pursuant to Rule 14a-8 under the Exchange Act must be received in writing by the Company at the Company’s principal executive offices by Friday, December 27, 2013. Proposals should be addressed to James L. Tyler, Secretary, The Reserve Petroleum Company, 6801 Broadway Ext., Suite 300, Oklahoma City, Oklahoma 73116-9037.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting

For any stockholder proposal that is not submitted to the Company for inclusion in our 2014 proxy statement, but is instead sought to be presented by the stockholder directly at the 2014 Annual Meeting, Rule 14a-4(c) under the Exchange Act permits management to vote proxies in its discretion if the Company (1) receives written notice of the proposal before the close of business on Wednesday, March 12, 2014, and advises stockholders in the 2014 Proxy Statement about the nature of the matter and how management intends to vote on the matter; or (2) does not receive written notice of the proposal before the close of business on Wednesday, March 12, 2014. Notices of intention to present proposals at the 2014 Annual Meeting should be addressed to James L. Tyler, Secretary, The Reserve Petroleum Company, 6801 Broadway Ext., Suite 300, Oklahoma City, Oklahoma 73116-9037.

Voting Securities

Stockholders of record at the close of business on April 22, 2013, will be eligible to vote at the Annual Meeting. The voting securities of the Company consist of its $0.50 par value common stock, of which 160,698.64 shares were outstanding on April 22, 2013. Each share outstanding on the Record Date will be entitled to one vote. Treasury shares are not voted. Individual votes of stockholders are kept private, except as appropriate to meet legal requirements. Access to proxies and other individual stockholder voting records is limited to the Inspector of Election and certain employees of the Company and its agents, who must acknowledge in writing their responsibility to comply with this policy of confidentiality.

Vote Required for Approval

Except for Proposal 4 (Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation), which requires a plurality vote the approval of each proposal described in this Proxy Statement requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote, provided a quorum is present. Proxies specifying “withheld authority to vote” or “abstain” will not be counted as votes cast, but will have the same effect as a vote “against” a proposal, while a broker non-vote will have no effect.

Broker Non-Vote

In General. If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”).

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary authority under NYSE rules to vote your shares for the ratification of HoganTaylor LLP, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on Proposals 1 (Election of Directors), 3 (Advisory Resolution to Approve Executive Compensation) or 4 (Advisory Vote on the Frequency of Future Votes on Executive Compensation) without instructions from you. In this case, a broker non-vote will occur and your shares will not be voted on the election of Directors or either of the advisory votes on executive compensation. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Manner for Voting Proxies

The shares represented by all valid proxies received will be voted in the manner specified. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted FOR Proposals 1 (Election of Directors), 2 (Ratification of the Selection of HoganTaylor LLP as the Company’s Independent Registered Public Accountants for 2013) and 3 (Advisory Resolution to Approve Executive Compensation) and for once every THREE years with respect to Proposal 4 (Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation). Should any matter not described above be properly presented at the Annual Meeting, the person or persons named in the Proxy Card will vote in accordance with their judgment.

Other Matters to be Presented

The Board knows of no other matters, which may be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, including any adjournment or adjournments thereof, proxies received in response to this solicitation will be voted upon such matters in the discretion of the person or persons named in the Proxy Card.

Electronic Access to Proxy Statement and Annual Report

A copy of the Company’s 2012 Annual Report on Form 10-K will be furnished without charge to stockholders beneficially of record at the close of business on April 22, 2013, on request to James L. Tyler, Secretary, at (405) 848-7551, Ext. 303. Both the Proxy Statement and the Company’s 2012 Annual Report on Form 10-K are available on the website https://materials.proxyvote.com/761102 and on the Company’s website http://www.reserve-petro.com.

THE RESERVE PETROLEUM COMPANY
JAMES TYLER
6801 BROADWAY EXT. SUITE 300
OKLAHOMA CITY, OKLAHOMA 73116-9092

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	0	0	0

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Mason McLain
02 Cameron R. McLain
03 Kyle McLain
04 Robert T. McLain
05 Jerry L. Crow
06 Marvin E. Harris, Jr
07 William M. (Bill) Smith
08 Doug Fuller
09 Robert L. Savage

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To ratify the selection of HoganTaylor LLP as the Company's independent registered public accountants for 2013.	0	0	0
3. Advisory resolution to approve executive compensation.	0	0	0

The Board of Directors recommends you vote for once every 3 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
4. Advisory vote on the frequency of future advisory votes on executive compensation.	0	0	0	0

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions) 0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000175877_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement, Shareholder Letter is/are available at www.proxyvote.com .

THE RESERVE PETROLEUM COMPANY PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

(This proxy is solicited by the Board of Directors)

The undersigned stockholder of The Reserve Petroleum Company hereby appoints Cameron R. McLain and Kyle McLain each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of The Reserve Petroleum Company, to be held at the Company's corporate offices at 6801 Broadway Extension, Suite 300, Oklahoma City, OK 73116, May 30, 2013 at 3:00 p.m. local time, or any adjournment thereof.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000175877_2 R1.0.0.51160